UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2005

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 W. Plumeria Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

3255 Scott Boulevard, Bldg. 1

Santa Clara, California 95054

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 31, 2005, PortalPlayer, Inc. (the “Company”) entered into a loan and security agreement (the “Loan Agreement”) with Silicon Valley Bank (the “Bank”), dated as of May 31, 2005, that replaced the loan and security agreement dated as of September 26, 2002 and modified by a loan and security agreement dated as of November 23, 2003 (together, the “Existing Loan Agreement”). The Existing Loan Agreement provided for loans of up to $5 million in principal amount and an equipment term loan of $2 million in principal amount. As of May 31, 2005, there were no amounts outstanding under the Existing Loan Agreement. The Loan Agreement provides a revolving line of credit of up to $15 million, accruing interest at a floating annual rate equal to the Bank’s prime rate, payable monthly, and expires on May 31, 2007, at which time all outstanding principal and interest amounts are due. The Loan Agreement is secured by the Company’s tangible assets and certain intangible assets other than intellectual property. The Loan Agreement contains certain financial and reporting covenants as well as non-financial covenants, including the Company’s agreement not to sell, transfer, assign, mortgage, pledge, lease or grant a security interest in, or encumber any of its intellectual property, except as otherwise expressly permitted under the terms of the Loan Agreement.

The foregoing is a summary description of certain terms of the Loan Agreement. It is qualified in its entirety by the text of the Loan Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01, the Company has entered into a Loan Agreement with Silicon Valley Bank. As of May 31, 2005 there were no amounts outstanding under the Loan Agreement. The other information required to be disclosed under this item is disclosed under Item 1.01 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
10.1	Loan and Security Agreement between PortalPlayer, Inc. and Silicon Valley Bank, effective as of May 31, 2005 and dated as of May 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005

PORTALPLAYER, INC.

By:	/s/ SVEND-OLAV CARLSEN
Svend-Olav Carlsen
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan and Security Agreement between PortalPlayer, Inc. and Silicon Valley Bank, effective as of May 31, 2005 and dated as of May 31, 2005.